                                                                    Exhibit 99.3

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                  10 1/4% SENIOR SUBORDINATED NOTES DUE 2007
                     (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                      OF

                              THE GSI GROUP, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, and the related Letter of Transmittal (the "Letter of Transmittal") must be used to accept the Exchange Offer (as defined below) of The GSI Group, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated
           , 1998 (as it may be amended or supplemented from time to time, the "Prospectus"), if certificates for the outstanding 10 1/4% Senior Subordinated Notes due 2007 of the Company (the "Old Notes") are not immediately available, or time will not permit the Letter of Transmittal (together with the documents required by such Letter of Transmittal) to reach LaSalle National Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined herein), or if Holders cannot complete the procedure for book-entry transfer on a timely basis. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition in order to utilize the guaranteed delivery procedure to tender the Old Notes pursuant to the Exchange Offer, a completed signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, at least within four New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

    ----------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON             , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
    ----------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:

                             LaSalle National Bank

          By Hand, Registered or Certified Mail or Overnight Courier:

                             LaSalle National Bank
                           135 South LaSalle Street
                                   Room 1825
                           Chicago, Illinois  60603
                           Attention:  Diane Swanson

                                 By Facsimile:

                                (312) 904-2236
                           Attention:  Diane Swanson

                     Confirm by Telephone:  (312) 904-2936



      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
          THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF
         GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS
             SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-- Guaranteed Delivery Procedures" section in the Prospectus and Instruction 2 of the Letter of Transmittal.

Name(s) of Registered Holder(s):
                                 -----------------------------------------------
                                        (Please Print or Type)

Principal Amount of Old Notes Tendered:*      Certificate No(s). (if available):

$
  --------------------------------------      ----------------------------------

$
  --------------------------------------      ----------------------------------

$
  --------------------------------------      ----------------------------------
   * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     If Old Notes will be delivered by book-entity transfer to The Depository Trust Company ("DTC"), provide the DTC account number.

DTC Account Number:
                    ---------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

-------------------------------------------------     --------------------------

-------------------------------------------------     --------------------------
Signature(s) of Holder(s) or Authorized Signatory                Date

Area Code and Telephone Number:
                                -------------------------------

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                               Please print name(s) and address(es)

Name(s) of Holder(s)
                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

Title/Capacity:
                     -----------------------------------------------------------

Address(es):
                     -----------------------------------------------------------

                                   GUARANTEE
                   (Not to be Used for Signature Guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within four New York Stock Exchange trading days after the Expiration Date.

Name of Firm
             ------------------------------       ------------------------------
                                                      (Authorized Signature)
Address                                           Name
        -----------------------------------            -------------------------
                                                          Please Print or Type

-------------------------------------------       Title
                                   Zip Code             ------------------------
                                                  Dated
Telephone Number                                        ------------------------
                 --------------------------

     The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



                                      -3-